RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.
1. Name of Fund: LVIP JPMorgan High Yield Fund
2. Name of Issuer: MarkWest Energy Partners, L.P. & MarkWest Energy Finance Corporation. (MWE 6.25% June 15, 2022) Cusip 570506AP
3. Underwriter from whom purchased: Barclays Capital Inc.
4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.
5. Aggregate principal amount of purchase for this Fund by the Adviser: $120,000
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $21,925,000
7. Aggregate principal amount of offering: $700,000,000
8. Purchase price (net of fees and expenses): 100.00
9. Offering price at close of first day on which any sales were made: 100.00
10. Date of Purchase: 10/25/2011
11. Date offering commenced: 10/25/2011
12. Commission, spread or profit: 1.50%
13. Have the following conditions been satisfied?
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR
X
(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name: Anna K. Jensen
Title: Vice President, Regulatory Reporting Manager
Date: January 10, 2012

RULE 10f-3 REPORT FORM Record of Securities Purchased
J.P. Morgan Investment Management Inc.
1. Name of Fund: LVIP JPMorgan High Yield Fund
2. Name of Issuer: American Axle & Manufacturing, Inc. (AXL 7.75% November 15, 2019) Cusip 02406PAK
3. Underwriter from whom purchased: BofA Merrill Lynch
4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.
5. Aggregate principal amount of purchase for this Fund by the Adviser: $125,000
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $5,000,000
7. Aggregate principal amount of offering: $200,000,000
8. Purchase price (net of fees and expenses): 100.00
9. Offering price at close of first day on which any sales were made: 100.00
10. Date of Purchase: 10/31/2011
11. Date offering commenced: 10/31/2011
12. Commission, spread or profit: 2.00%
13. Have the following conditions been satisfied?
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR
X
(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name: Anna K. Jensen
Title: Vice President, Regulatory Reporting Manager
Date: January 10, 2012

RULE 10f-3 REPORT FORM Record of Securities Purchased
J.P. Morgan Investment Management Inc.
1. Name of Fund: LVIP JPMorgan High Yield Fund
2. Name of Issuer: SM Energy Co. (SM 6.50% November 15, 2021 144A) Cusip 78454LAC
3. Underwriter from whom purchased: Wells Fargo Advisors
4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.
5. Aggregate principal amount of purchase for this Fund by the Adviser: $150,000
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $20,325,000
7. Aggregate principal amount of offering: $350,000,000
8. Purchase price (net of fees and expenses): 100.00
9. Offering price at close of first day on which any sales were made: 100.00
10. Date of Purchase: 11/03/2011
11. Date offering commenced: 11/03/2011
12. Commission, spread or profit: 1.75%
13. Have the following conditions been satisfied?
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?	X
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?	X
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name: Anna K. Jensen
Title: Vice President, Regulatory Reporting Manager
Date: January 10, 2012

RULE 10f-3 REPORT FORM Record of Securities Purchased
J.P. Morgan Investment Management Inc.
1. Name of Fund: LVIP JPMorgan High Yield Fund
2. Name of Issuer: Sally Beauty Holdings Inc. SBH 6.875% November 15, 2019 144A) Cusip 79546VAG
3. Underwriter from whom purchased: BofA Merrill Lynch
4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.
5. Aggregate principal amount of purchase for this Fund by the Adviser: $120,000
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $22,845,000
7. Aggregate principal amount of offering: $750,000,000
8. Purchase price (net of fees and expenses): 100.00
9. Offering price at close of first day on which any sales were made: 100.00
10. Date of Purchase: 11/03/2011
11. Date offering commenced: 11/03/2011
12. Commission, spread or profit: 1.50%
13. Have the following conditions been satisfied?
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?	X
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?	X
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name: Anna K. Jensen
Title: Vice President, Regulatory Reporting Manager
Date: January 10, 2012

RULE 10f-3 REPORT FORM Record of Securities Purchased
J.P. Morgan Investment Management Inc.
1. Name of Fund: LVIP JPMorgan High Yield Fund
2. Name of Issuer: LyondellBasell Industries N.V. (LYO 6.00% November 15, 2021 144A) Cusip 552081AC
3. Underwriter from whom purchased: BofA Merrill Lynch
4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.
5. Aggregate principal amount of purchase for this Fund by the Adviser: $280,000
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $48,020,000
7. Aggregate principal amount of offering: $1,000,000,000
8. Purchase price (net of fees and expenses): 100.00
9. Offering price at close of first day on which any sales were made: 100.00
10. Date of Purchase: 11/4/2011
11. Date offering commenced: 11/4/2011
12. Commission, spread or profit: 1.50%
13. Have the following conditions been satisfied?
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?	X
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?	X
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name: Anna K. Jensen
Title: Vice President, Regulatory Reporting Manager
Date: January 10, 2012

RULE 10f-3 REPORT FORM
Record of Securities Purchased

J.P. Morgan Investment Management Inc.
1. Name of Fund: LVIP JPMorgan High Yield Fund
2. Name of Issuer: Sprint Nextel Corporation (S 11.50% November 15, 2021 144A) Cusip 852061AH
3. Underwriter from whom purchased: Deutsche Bank Securities
4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.
5. Aggregate principal amount of purchase for this Fund by the Adviser: $90,000
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $35,840,000
7. Aggregate principal amount of offering: $1,000,000,000
8. Purchase price (net of fees and expenses): 100.00
9. Offering price at close of first day on which any sales were made: 100.00
10. Date of Purchase: 11/4/2011
11. Date offering commenced: 11/4/2011
12. Commission, spread or profit: 1.88%
13. Have the following conditions been satisfied?
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?	X
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?	X
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name: Anna K. Jensen
Title: Vice President, Regulatory Reporting Manager
Date: January 10, 2012

RULE 10f-3 REPORT FORM Record of Securities Purchased
J.P. Morgan Investment Management Inc.
1. Name of Fund: LVIP JPMorgan High Yield Fund
2. Name of Issuer: Sprint Nextel Corporation (S 9.00% November 15, 2018 144A) Cusip 852061AK
3. Underwriter from whom purchased: Goldman Sachs and Company
4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.
5. Aggregate principal amount of purchase for this Fund by the Adviser: $180,000
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $86,990,000
7. Aggregate principal amount of offering: $3,000,000,000
8. Purchase price (net of fees and expenses): 100.00
9. Offering price at close of first day on which any sales were made: 100.00
10. Date of Purchase: 11/4/2011
11. Date offering commenced: 11/4/2011
12. Commission, spread or profit: 1.88%
13. Have the following conditions been satisfied?
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?	X
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?	X
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name: Anna K. Jensen
Title: Vice President, Regulatory Reporting Manager
Date: January 10, 2012

RULE 10f-3 REPORT FORM Record of Securities Purchased
J.P. Morgan Investment Management Inc.
1. Name of Fund: LVIP JPMorgan High Yield Fund
2. Name of Issuer: WPX Energy Inc. (WMB 5.25% January 15, 2017 144A) Cusip 98212BAA
3. Underwriter from whom purchased: Citigroup Global Markets
4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.
5. Aggregate principal amount of purchase for this Fund by the Adviser: $165,000
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $22,335,000
7. Aggregate principal amount of offering: $400,000,000
8. Purchase price (net of fees and expenses): 100.00
9. Offering price at close of first day on which any sales were made: 100.00
10. Date of Purchase: 11/7/2011
11. Date offering commenced: 11/7/2011
12. Commission, spread or profit: 1.25%
13. Have the following conditions been satisfied?
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?	X
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?	X
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name: Anna K. Jensen
Title: Vice President, Regulatory Reporting Manager
Date: January 10, 2012

RULE 10f-3 REPORT FORM Record of Securities Purchased
J.P. Morgan Investment Management Inc.
1. Name of Fund: LVIP JPMorgan High Yield Fund
2. Name of Issuer: WPX Energy Inc. (WMB 6.00% January 15, 2022 144A) Cusip 98212BAB
3. Underwriter from whom purchased: Citigroup Global Markets
4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.
5. Aggregate principal amount of purchase for this Fund by the Adviser: $165,000
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $41,320,000
7. Aggregate principal amount of offering: $1,100,000,000
8. Purchase price (net of fees and expenses): 100.00
9. Offering price at close of first day on which any sales were made: 100.00
10. Date of Purchase: 11/7/2011
11. Date offering commenced: 11/7/2011
12. Commission, spread or profit: 1.25%
13. Have the following conditions been satisfied?
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?	X
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?	X
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name: Anna K. Jensen
Title: Vice President, Regulatory Reporting Manager
Date: January 10, 2012

RULE 10f-3 REPORT FORM Record of Securities Purchased
J.P. Morgan Investment Management Inc.
1. Name of Fund: LVIP JPMorgan High Yield Fund
2. Name of Issuer: Health Management Associates (HMA 7.375% January 15, 2020 144A) Cusip 421933AK
3. Underwriter from whom purchased: Deutsche Bank Securities
4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.
5. Aggregate principal amount of purchase for this Fund by the Adviser: $115,000
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $36,435,000
7. Aggregate principal amount of offering: $875,000,000
8. Purchase price (net of fees and expenses): 100.00
9. Offering price at close of first day on which any sales were made: 100.00
10. Date of Purchase: 11/8/2011
11. Date offering commenced: 11/8/2011
12. Commission, spread or profit: 2.00%
13. Have the following conditions been satisfied?
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?	X
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?	X
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name: Anna K. Jensen
Title: Vice President, Regulatory Reporting Manager
Date: January 10, 2012

RULE 10f-3 REPORT FORM Record of Securities Purchased
J.P. Morgan Investment Management Inc.
1. Name of Fund: LVIP JPMorgan High Yield Fund
2. Name of Issuer: Host Hotels & Resorts LP (HST 6.00% October 1, 2021 144A) Cusip 44107TAN
3. Underwriter from whom purchased: BofA Merrill Lynch
4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.
5. Aggregate principal amount of purchase for this Fund by the Adviser: $150,000
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $4,535,000
7. Aggregate principal amount of offering: $300,000,000
8. Purchase price (net of fees and expenses): 100.00
9. Offering price at close of first day on which any sales were made: 100.00
10. Date of Purchase: 11/14/2011
11. Date offering commenced: 11/14/2011
12. Commission, spread or profit: 1.38%
13. Have the following conditions been satisfied?
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?	X
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?	X
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name: Anna K. Jensen
Title: Vice President, Regulatory Reporting Manager
Date: January 10, 2012

RULE 10f-3 REPORT FORM Record of Securities Purchased
J.P. Morgan Investment Management Inc.
1. Name of Fund: LVIP JPMorgan High Yield Fund
2. Name of Issuer: Swift Energy Company (SFY 7.875% March 1, 2022 144A) Cusip 870738AH
3. Underwriter from whom purchased: Credit Suisse Securities
4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.
5. Aggregate principal amount of purchase for this Fund by the Adviser: $178,481
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $22,136,577
7. Aggregate principal amount of offering: $247,890,000
8. Purchase price (net of fees and expenses): 99.156
9. Offering price at close of first day on which any sales were made: 99.156
10. Date of Purchase: 11/15/2011
11. Date offering commenced: 11/15/2011
12. Commission, spread or profit: 1.65%
13. Have the following conditions been satisfied?
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?	X
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?	X
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name: Anna K. Jensen
Title: Vice President, Regulatory Reporting Manager
Date: January 10, 2012

RULE 10f-3 REPORT FORM Record of Securities Purchased
J.P. Morgan Investment Management Inc.
1. Name of Fund: LVIP JPMorgan High Yield Fund
2. Name of Issuer: CCO Holdings, LLC and CCO Holdings Capital Corp. (CHTR 7.375% June 1, 2020) Cusip 1248EPAW
3. Underwriter from whom purchased: BofA Merrill Lynch
4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.
5. Aggregate principal amount of purchase for this Fund by the Adviser: $135,000
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $24,620,000
7. Aggregate principal amount of offering: $750,000,000
8. Purchase price (net of fees and expenses): 100.00
9. Offering price at close of first day on which any sales were made: 100.00
10. Date of Purchase: 11/30/2011
11. Date offering commenced: 11/30/2011
12. Commission, spread or profit: 1.30%
13. Have the following conditions been satisfied?
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR
X
(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name: Anna K. Jensen
Title: Vice President, Regulatory Reporting Manager
Date: January 10, 2012

RULE 10f-3 REPORT FORM Record of Securities Purchased
J.P. Morgan Investment Management Inc.
1. Name of Fund: LVIP JPMorgan High Yield Fund
2. Name of Issuer: NII Capital Corp. (NIHD 7.625% April 1, 2021) Cusip 67021BAE
3. Underwriter from whom purchased: Deutsche Bank Securities
4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.
5. Aggregate principal amount of purchase for this Fund by the Adviser: $118,200
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $8,131,175
7. Aggregate principal amount of offering: $689,500,000
8. Purchase price (net of fees and expenses): 98.50
9. Offering price at close of first day on which any sales were made: 98.50
10. Date of Purchase: 12/05/2011
11. Date offering commenced: 12/05/2011
12. Commission, spread or profit: 1.50%
13. Have the following conditions been satisfied?
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR
X
(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name: Anna K. Jensen
Title: Vice President, Regulatory Reporting Manager
Date: January 10, 2012

RULE 10f-3 REPORT FORM Record of Securities Purchased
J.P. Morgan Investment Management Inc.
1. Name of Fund: LVIP JPMorgan High Yield Fund
2. Name of Issuer: Ford Motor Credit Company LLC (F 5.875% August 2, 2021) Cusip 345397VU
3. Underwriter from whom purchased: Citigroup Global Markets Holdings Inc
4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.
5. Aggregate principal amount of purchase for this Fund by the Adviser: $1,272,925
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $23,024,667
7. Aggregate principal amount of offering: $1,018,340,000
8. Purchase price (net of fees and expenses): 101.834
9. Offering price at close of first day on which any sales were made: 101.834
10. Date of Purchase: 12/05/2011
11. Date offering commenced: 12/05/2011
12. Commission, spread or profit: 0.75%
13. Have the following conditions been satisfied?
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR
X
(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name: Anna K. Jensen
Title: Vice President, Regulatory Reporting Manager
Date: January 10, 2012

RULE 10f-3 REPORT FORM Record of Securities Purchased
J.P. Morgan Investment Management Inc.
1. Name of Fund: LVIP JPMorgan High Yield Fund
2. Name of Issuer: Fidelity National Information Services, Inc. (FIS 7.625% July 15, 2017 144A) Cusip 31620MAE
3. Underwriter from whom purchased: BofA Merrill Lynch
4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.
5. Aggregate principal amount of purchase for this Fund by the Adviser: $73,763
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $9,404,719
7. Aggregate principal amount of offering: $158,062,500
8. Purchase price (net of fees and expenses): 105.375
9. Offering price at close of first day on which any sales were made: 105.375
10. Date of Purchase: 12/06/2011
11. Date offering commenced: 12/06/2011
12. Commission, spread or profit: 1.50%
13. Have the following conditions been satisfied?
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?	X
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?	X
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name: Anna K. Jensen
Title: Vice President, Regulatory Reporting Manager
Date: January 10, 2012

RULE 10f-3 REPORT FORM Record of Securities Purchased
J.P. Morgan Investment Management Inc.
1. Name of Fund: LVIP JPMorgan High Yield Fund
2. Name of Issuer: Equinix Inc. (EQIX 7.00% July 15. 2021) Cusip 29444UAK
3. Underwriter from whom purchased: Citigroup Global Markets
4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.
5. Aggregate principal amount of purchase for this Fund by the Adviser: $105,000
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $5,755,000
7. Aggregate principal amount of offering: $750,000,000
8. Purchase price (net of fees and expenses): 100.00
9. Offering price at close of first day on which any sales were made: 100.00
10. Date of Purchase: 7/6/2011
11. Date offering commenced: 7/6/2011
12. Commission, spread or profit: 1.75%
13. Have the following conditions been satisfied?
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR
X
(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name: Anna K. Jensen
Title: Vice President, Regulatory Reporting Manager
Date: October 14, 2011

RULE 10f-3 REPORT FORM Record of Securities Purchased
J.P. Morgan Investment Management Inc.
1. Name of Fund: LVIP JPMorgan High Yield Fund
2. Name of Issuer: Dynacast International LLC and Dynacast Finance Inc. (DYNCST 9.25% July 15, 2019 144A) Cusip 26779YAA
3. Underwriter from whom purchased: Macquarie Capital
4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.
5. Aggregate principal amount of purchase for this Fund by the Adviser: $100,000
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $4,250,000
7. Aggregate principal amount of offering: $350,000,000
8. Purchase price (net of fees and expenses): 100.00
9. Offering price at close of first day on which any sales were made: 100.00
10. Date of Purchase: 7/12/2011
11. Date offering commenced: 7/12/2011
12. Commission, spread or profit: 2.75%
13. Have the following conditions been satisfied?
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?	X
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?	X
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name: Anna K. Jensen
Title: Vice President, Regulatory Reporting Manager
Date: October 14, 2011

RULE 10f-3 REPORT FORM Record of Securities Purchased
J.P. Morgan Investment Management Inc.
1. Name of Fund: LVIP JPMorgan High Yield Fund
2. Name of Issuer: SunCoke Energy Inc. (SXC 7.625% August 1, 2019 144A) Cusip 86722AAA
3. Underwriter from whom purchased: Credit Suisse Securities
4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.
5. Aggregate principal amount of purchase for this Fund by the Adviser: $25,000
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $4,700,000
7. Aggregate principal amount of offering: $400,000,000
8. Purchase price (net of fees and expenses): 100.00
9. Offering price at close of first day on which any sales were made: 100.00
10. Date of Purchase: 7/20/2011
11. Date offering commenced: 7/20/2011
12. Commission, spread or profit: 2.00%
13. Have the following conditions been satisfied?
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?	X
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?	X
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name: Anna K. Jensen
Title: Vice President, Regulatory Reporting Manager
Date: October 14, 2011

RULE 10f-3 REPORT FORM Record of Securities Purchased
J.P. Morgan Investment Management Inc.
1. Name of Fund: LVIP JPMorgan High Yield Fund
2. Name of Issuer: HCA Inc. (HCA 6.50% February 15, 2020) Cusip 404121AC
3. Underwriter from whom purchased: BofA Merrill Lynch
4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.
5. Aggregate principal amount of purchase for this Fund by the Adviser: $250,000
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $54,125,000
7. Aggregate principal amount of offering: $3,000,000,000
8. Purchase price (net of fees and expenses): 100.00
9. Offering price at close of first day on which any sales were made: 100.00
10. Date of Purchase: 7/26/2011
11. Date offering commenced: 7/26/2011
12. Commission, spread or profit: 1.13%
13. Have the following conditions been satisfied?
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR
X
(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name: Anna K. Jensen
Title: Vice President, Regulatory Reporting Manager
Date: October 14, 2011

RULE 10f-3 REPORT FORM Record of Securities Purchased
J.P. Morgan Investment Management Inc.
1. Name of Fund: LVIP JPMorgan High Yield Fund
2. Name of Issuer: Amerigas Partners, L.P. and AmeriGas Finance Corp.(APU 6.25% August 20, 2019) Cusip 030981AG
3. Underwriter from whom purchased: Credit Suisse Securities
4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.
5. Aggregate principal amount of purchase for this Fund by the Adviser: $415,000
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $28,185,000
7. Aggregate principal amount of offering: $450,000,000
8. Purchase price (net of fees and expenses): 100.00
9. Offering price at close of first day on which any sales were made: 100.00
10. Date of Purchase: 7/27/2011
11. Date offering commenced: 7/27/2011
12. Commission, spread or profit: 1.60%
13. Have the following conditions been satisfied?
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR
X
(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name: Anna K. Jensen
Title: Vice President, Regulatory Reporting Manager
Date: October 14, 2011